StoneRidge Small-Cap Growth Fund

                             StoneRidge Equity Fund

              Supplement to the Statement of Additional Information
                                      Dated
                                December 29, 2004


                        Supplement effective May 5, 2005

     The section "Disclosure of Portfolio Holdings" on Page 18 of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:


                        DISCLOSURE OF PORTFOLIO HOLDINGS

     Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the "SEC") on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. Each Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. Each Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of a Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

     Each Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. Each Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time. This information is disclosed to all such third parties under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the
relationship  (e.g.,   attorney-client   relationship),   (iii)  confidentiality
required by fiduciary or regulatory principles (e.g., custody  relationships) or
(iv) understandings or expectations between the parties that the information will be kept confidential.
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     Each Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor's, Thompson Financial and Vickers-Stock ("Rating Agencies") in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make a Fund's top portfolio holdings available on their web sites and may make the Fund's complete portfolio holdings available to their subscribers for a fee. Neither the Funds, the Advisor nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies typically is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.

     The Funds currently have ongoing arrangements to release monthly portfolio holdings within 10 days after the end of each month to Colonial Consulting Corp., CTC Consulting, Watson Wyatt and Westcott Financial Advisory Group (collectively, the "Consultants"). The information is used by the Consultants to provide investment consulting services to clients that are existing or potential investors in the Funds. Information is released pursuant to an agreement between the Advisor and the Consultant, pursuant to which the Consultant agrees to keep the information strictly confidential and not to disclose the information to any person, except for the Consultant's clients who reasonably need to know the contents of the information in connection with their existing or potential investment and who agree to keep the information strictly confidential. The Agreement further states that the Consultant is not authorized to use the confidential information in a manner adverse to the interests of the Funds' shareholders or for personal trading by the Consultant or its personnel.

     Each Fund also may post its complete portfolio holdings to the Advisor's website within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the Advisor does not have a website or the website is for some reason inoperable, the information will be supplied no more frequently then quarterly and on a delayed basis, except as described above.

     Each Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio holdings without the prior authorization of the Trust's Chief Compliance Officer and the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose a Fund's portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing the Funds' portfolio holdings.